  UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

  ___________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014 (February 6, 2014)

Trade Street Residential, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32365	13-4284187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19950 West Country Club Drive, Suite 800, Aventura, Florida 33180
(Address of Principal Executive Offices) (Zip Code)

(786) 248-5200
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Explanatory Note.

On February 12, 2014, Trade Street Residential, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report the completion of the acquisition of The Aventine Greenville (“Aventine”). This amendment is being filed for the sole purpose of filing the financial statements and pro forma financial information required by Item 9.01 of Form 8-K, and should be read in conjunction with the Original 8-K. Leasing for Aventine commenced in February 2013. Physical occupancy at the property has increased each month since leasing commenced and, at the time of the Company’s acquisition of Aventine, the property had a physical occupancy of 72% and was 76% leased. The Company expects that the revenues for Aventine for the second quarter ending June 30, 2014 will significantly improve as a result of continued increases in physical occupancy. As such, the reported financial information may not necessarily be indicative of future revenues.

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that the Company may make, contain forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding the Company’s expectations with respect to continued increases in occupancy and improvements in operating results. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Risk Factors” contained in the Annual Report on Form 10-K and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company has no duty to, and does not intend to, update or revise the forward-looking statements in this discussion after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

	Report of Independent Auditors	4

	Statement of Revenues and Certain Expenses for the period from February 1, 2013 (inception of operations) through December 31, 2013	5

	Notes to Statement of Revenues and Certain Expenses	6

(b)	Pro Forma Financial Information

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2013	9

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2013	10

	Notes to Pro Forma Condensed Consolidated Financial Statements	11

(d)	Exhibits

	23.1 Consent of Independent Registered Public Accounting Firm

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REPORT OF INDEPENDENT AUDITORS

To Trade Street Residential, Inc.

Aventura, Florida

We have audited the accompanying statement of revenues and certain expenses (as described in Note 2) of The Aventine Greenville (the “Property”) for the period from February 1, 2013 (inception of operations) through December 31, 2013. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of Trade Street Residential, Inc. as described in Note 2, and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as described in Note 2 of The Aventine Greenville for the period from February 1, 2013 (inception of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Mallah Furman

Miami, Florida

March 10, 2014

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The Aventine Greenville
Statement of Revenues and Certain Expenses
For the period from February 1, 2013
(inception of operations) through December 31, 2013

Revenues:
Rental revenue, net	$1,297,146
Other property income	176,239
Revenues- Total	1,473,385
Certain expenses:
Payroll and benefits	257,958
Real estate taxes and insurance	228,670
Utilities	113,859
Other property operating expenses	97,174
Repairs and maintenance	43,925
Certain Expenses- Total	741,586
Revenues in excess of certain expenses	$731,799

The accompanying notes are an integral part of this financial statement

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The Aventine Greenville

Notes to Statement of Revenues and Certain Expenses

NOTE 1. DESCRIPTION OF OPERATIONS

The accompanying statement of revenues and certain expenses includes the operations of The Aventine Greenville (the “Property”), a 346 unit multi-family garden apartment complex contained in 11 three-story apartment buildings, located in Greenville, South Carolina. This Property was acquired by Trade Street Residential, Inc. on February 6, 2014. The Property began leasing units in February, 2013 and was approximately 62% occupied as of December 31, 2013.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. The statement of revenues and certain operating expenses is not intended to be a complete presentation of the actual operations of the Property for the applicable period, as certain revenue and expenses which may not be compatible to the proposed future operations of the Property have been excluded. Expenses excluded consist of management commissions not expected to be incurred in the future. Management is not aware of any material factors related to the Property other than those discussed that would cause the statement of revenues and certain expenses not to be indicative of future operating results.

Use of estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues and certain expenses. Actual results could materially differ from these estimates.

Revenue recognition

The residential property is leased under operating leases with terms of generally one year or less. Rental revenues from residential leases, which may include periods of free rent and/or scheduled increases of rental rates over the term of the lease are recognized on the straight-line basis.

Under the terms of the residential leases, residents are obliged to reimburse the Property for water, sewer and valet trash pickup, where the Property is the primary obligor to the local service provider. These reimbursements are included in other property income in the accompanying statement of revenues and certain expenses. These reimbursements approximated $60,000 for the period ended December 31, 2013.

During the period ended December 31, 2013, the Property also recognized approximately $14,000 of administrative and application fee income related to its initial leasing activities. These amounts are also included in other property income in the accompanying statement of revenues and certain expenses.

Operating expenses

Operating expenses represent the direct expenses of operating the Property and consist primarily of payroll and benefits, utilities, real estate taxes and insurance and other operating expenses that are expected to continue in the proposed future operations of the Property.

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The Aventine Greenville

Notes to Statement of Revenues and Certain Expenses (Continued)

NOTE 3. COMMITMENTS AND CONTINGENCIES

The Property is a party to various contracts with third parties for certain services and maintenance. Some of these contracts may span more than one year in duration. The total amount of these commitments has not been determined.

The Property is not presently involved in any material litigation, nor, to Management’s knowledge is any material litigation threatened against the Property, other than routine litigation arising in the ordinary course of business such as disputes with tenants. The Property believes that the costs and related liabilities, if any, which may result from such actions will not materially affect the Property’s operating results.

NOTE 4. SUBSEQUENT EVENTS

Property management has evaluated events and transactions for potential recognition or disclosure through March 10, 2014, the date this financial information was available to be issued. Management has determined that there are no subsequent events or transactions to report.

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UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial statements have been prepared to provide pro forma information with regard to the acquisition of The Aventine Greenville (“Aventine”), which Trade Street Residential, Inc. (“the Company”), through Trade Street Operating Partnership, L.P., its majority-owned subsidiary, acquired from an unrelated party on February 6, 2014.

The unaudited pro forma condensed consolidated balance sheet for the Company and Aventine is presented as if the acquisition had occurred as of December 31, 2013.

The unaudited pro forma condensed consolidated statement of operations for the Company and Aventine for the twelve months ended December 31, 2013, give effect to the Company’s acquisition of Aventine, as if it had occurred on the first day of the earliest period presented. The pro forma adjustments column presented on the pro forma consolidated statement of operations for the year ended December 31, 2013 includes the financial information for Aventine for the period from February 1, 2013 (inception of operations) through December 31, 2013.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and subsidiaries and those of Aventine. These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred had the acquisition been in effect on the dates indicated or which may be obtained in the future operations.

This unaudited pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results as if the transactions reflected herein had occurred on the date or been in effect during the period indicated. This pro forma consolidated financial information should not be viewed as indicative of the Company’s financial results in the future and should be read in conjunction with the Company’s financial statements for the year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K (File No. 001-32365).

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2013

(unaudited)

		Completed Acquisition
	Historical	Aventine	Pro Forma Consolidated
	(A)	(B)
	(in thousands)
ASSETS:
Real estate:
Land and improvements	$58,560	$4,814	$63,374
Buildings and improvements	272,849	34,720	307,569
Furniture, fixtures, and equipment	9,016	1,494	10,510
	340,425	41,028	381,453
Less accumulated depreciation	(14,369)	-	(14,369)
Net investment in operating properties	326,056	41,028	367,084

Land held for future development	31,963	-	31,963
Net real estate assets	358,019	41,028	399,047

Other assets:
Investment in unconsolidated joint venture	2,421	-	2,421
Cash and cash equivalents	9,037	(21,109)	(12,072	)(C)
Restricted cash and lender reserves	3,203	-	3,203
Deferred financing costs	3,022	243	3,265
Intangible asset, net	1,571	838	2,409
Due from related parties	803	-	803
Prepaid expenses and other assets	9,560	-	9,560
	29,617	(20,028)	9,589

TOTAL ASSETS	$387,636	$21,000	$408,636

LIABILITIES:
Indebtedness	$249,584	$21,000	$270,584
Accrued interest payable	840	-	840
Accounts payable and accrued expenses	6,119	-	6,119
Dividends payable	1,247	-	1,247
Due to related parties	120	-	120
Security deposits and deferred rent	1,029	-	1,029
Acquisition consideration payable in preferred stock	294	-	294
TOTAL LIABILITIES	259,233	21,000	280,233

Commitments & contingencies

STOCKHOLDERS' EQUITY:
Class A preferred stock	3	-	3
Common stock	115	-	115
Additional paid-in capital	162,681	-	162,681
Accumulated deficit	(52,053)	-	(52,053)
TOTAL STOCKHOLDERS' EQUITY - TRADE STREET RESIDENTIAL, INC.	110,746	-	110,746
Noncontrolling interests	17,657	-	17,657
TOTAL STOCKHOLDERS' EQUITY	128,403	-	128,403

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$387,636	$21,000	$408,636

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(unaudited)

		Completed Acquisition
	Historical	Aventine		Pro Forma Consolidated
	(D)	(E)
	(in thousands, except for per share amounts)
Property Revenue
Rental revenue	$26,261	$1,297		$27,558
Other property revenues	2,696	176		2,872
Total property revenues	28,957	1,473		30,430

Property Expenses
Property operations	9,243	512		9,755
Real estate taxes and insurance	3,942	229		4,171
Total property expenses	13,185	741		13,926

Other expenses
General and administrative	8,683	-		8,683
Interest expense	8,947	733	(F)	9,680
Depreciation and amortization	11,918	1,766	(G)	13,684
Development and pursuit costs	180	-		180
Acquisition costs	919	-		919
Asset impairment losses	12,419	-		12,419
Amortization of deferred financing costs	1,443	-		1,443
Loss on early extinguishment of debt	1,146	-		1,146
Total other expenses	45,655	2,499		48,154

Other income	88	-		88
Income from unconsolidated joint venture	67	-		67
Gain on bargain purchase	6,900	-		6,900

Loss from continuing operations	(22,828)	(1,767)		(24,595)
Loss allocated to noncontrolling interest holders	2,462	-		2,462
Dividends declared and accreted on preferred stock and units	(940)	-		(940)
Dividends to restricted stockholders	(52)	-		(52)
Extinguishment of equity securities	11,716	-		11,716
Adjustments attributable to participating securities	(2,241)	-		(2,241)
Net loss attributable to common stockholders	$(11,883)	$(1,767)		$(13,650)

Loss per common share – basic and diluted	$(1.36)			$(1.56)

Weighted average number of shares - basic and diluted	8,762			8,762

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

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TRADE STREET RESIDENTIAL, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

BALANCE SHEET

A.	Reflects the historical condensed consolidated balance sheet of Trade Street Residential, Inc. (the “Company”) as of December 31, 2013.

B.	On February 6, 2014, the Company, through its operating partnership, Trade Street Operating Partnership (“the “Operating Partnership”) completed the acquisition of The Aventine Greenville (“Aventine”). The acquisition consideration of $41.9 million was paid with cash of $20.9 million from its rights offering to its existing stockholders and related transactions (the “Offering”) and a new mortgage loan of $21.0 million. The mortgage has a 7-year term and a fixed interest rate of 3.70% with monthly payments of interest only for the initial five years and monthly payments of principal and interest based on a 30-year amortization thereafter until maturity. The costs of the acquired tangible and intangible assets were allocated as follows based on estimates of their fair value in accordance with ASC 805, Business Combinations.

(in thousands)
Land	$2,888
Site improvements	1,926
Building	34,720
Furniture fixtures and equipment	1,494
In-place leases	838
Net assets acquired	$41,866

In conjunction with obtaining the mortgage loan, the Company recorded deferred loan costs of $0.2 million, which will be amortized using the straight line method over the life of the loan.

C.	Does not reflect the Company’s offering to its existing stockholders and related transactions on January 16, 2014 of 24,881,517 shares of its common stock at a subscription rights offering price of $6.33 per share. The Company received approximately $147.5 million in total net proceeds from the offering after deducting offering expenses paid by the Company. The Company used $20.9 million of the net proceeds of the offering to fund the cash portion of the purchase price of Aventine.

STATEMENT OF OPERATIONS

D.	Reflects the historical condensed consolidated statement of operations of the Company for the year ended December 31, 2013.

E.	Reflects the historical operations of Aventine for the period from February 1, 2013 (inception of operations) through December 31, 2013.

F.	Represents the depreciation of the buildings (over 15-50 years), furniture and fixtures (over 5 years) and in-place leases (over six months) based on the purchase price allocation in accordance with ASC 805, assuming the acquisition of Aventine took place on February 1, 2013 (inception of operations).

G.	Represents interest expense on the mortgage loan at 3.70%, assuming the acquisition of Aventine took place on February 1, 2013 (inception of operations).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trade Street Residential, Inc.

Date: April 11, 2014	By:	/s/ Richard H. Ross
Richard H. Ross
Chief Executive Officer and Chief Financial Officer

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